                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              December 1,1998
-----------------------------------------------------------------------------


                           TOWER PROPERTIES COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   MISSOURI
                ----------------------------------------------
                (State of other jurisdiction of incorporation)


            0-18261                                   43-1529759
   ------------------------              ------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)


911 Main Street, Suite 100 Commerce Tower, Kansas City, Missouri        64105
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (zip code)


                                (816) 421-8255
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                        EXHIBIT INDEX IS ON PAGE     4
                                                 ---------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On December 1, 1998, the Registrant purchased the UMB Building, a commercial office building located at 7911 Forsyth in Clayton, Missouri, from Blackwood Properties Corporation ("Blackwood"), a New York corporation, for $9,400,000 in cash. The transaction was an acquisition of the land and building for a negotiated price. There is no material relationship between Blackwood and the Registrant or any of its affiliates, any officer or director of the Registrant, or any associate of any such officer or director.

      The purchase price was financed utilizing the Registrant's $20,500,000 line of credit from Commerce Bank of Kansas City, N.A. and approximately $4,000,000 of tax-free exchange proceeds from recently completed land sales. The loan bears interest at a rate equal to the bid Federal Funds Rate plus 1--%, as adjusted from time-to-time, and is secured by a mortgage on the Commerce Tower and shares of Commerce Bank stock which are owned by the Registrant. The Registrant is negotiating non-recourse long-term financing of 75% of the purchase price with various lenders. At this time the Registrant is expecting the financing to carry a rate of approximately 7%.

      The UMB Building is a six story, 59,982 square foot commercial office building. The building is currently fully leased with four accredited tenants. The Drug Enforcement Agency occupies 62% of the building. The Registrant has entered into a management agreement with Greystone Partners, Inc. of Clayton, Missouri to do the on-site property management. The Registrant will do all accounting management of the property.

      The above-described acquisition transaction also included acquisition of rights to use a $6,400,000 Industrial Revenue Bond Issue (floating rate based on TENR) that the Registrant has reissued for use in other projects. The bond issue is secured by a Commerce Bank letter of credit which is in turn secured by the Registrant's $20,500,000 line of credit. The Bond Issue expires January, 2009.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements
            --------------------

            It is impracticable at the time of filing this report on Form 8-K to furnish any of the required financial statements. The required financial statements will be filed as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

      (b)   Exhibits
            --------

            Pursuant to Item 601 of Regulation S-K, the Purchase Contract covering the purchase of the UMB office building by the Registrant is attached as Exhibit A to this report.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TOWER PROPERTIES COMPANY

Date:  December 15, 1998      By:   /s/ Robert C. Harvey, III
                                    -----------------------------------
                                    Robert C. Harvey, III
                                    CFO & Vice President

                                 EXHIBIT INDEX
                                 -------------


Number      Description                                                  Page
------      -----------                                                  ----
(2)         Exhibit A - Real Estate Purchase Contract dated
            October 26, 1998 Between Blackwood Properties
            Corporation and Tower Properties Company                      5


                         PURCHASE AND SALE AGREEMENT
                         ---------------------------

            THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is entered into as of this 26th day of October 1998 (the "Effective Date"), by and between Blackwood Properties Corporation, a corporation organized and existing under the laws of the State of New York ("Seller"), and Tower

Properties Company, a corporation organized and existing under the laws of the State of Missouri ("Buyer");

                                   RECITALS

            A. Seller is the owner of a parcel of real estate located at 7911 Forsyth Boulevard, Clayton, Missouri 63105, as described on Exhibit A
                                                                 ---------
attached hereto (the "Land"), together with the building located thereon, commonly known as the United Missouri Bank building (the "Building"), all additional fixtures, equipment and improvements attached to the Building or the Land, excluding removable trade fixtures and equipment owned by tenants (the "Additional Improvements"). The Land, the Building and the Additional Improvements are hereinafter collectively referred to as the "Property."

            B. Seller is the landlord under each of the leases affecting the Real Property, which leases are more particularly described in the rent roll attached hereto as Exhibit B and incorporated herein by reference (the
                        ---------
"Leases").

            C. Seller is obligee under certain management, service, supply and maintenance agreements affecting the Real Property, which agreements are more particularly described in Exhibit C attached hereto and incorporated
                               ---------
herein by reference (the "Contracts").

            D. Buyer desires to buy and Seller desires to sell the Property, on the terms and conditions herein set forth.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:

                                   ARTICLE I
                                   ---------

                               PURCHASE AND SALE
                               -----------------

            1.1   Agreement to Sell, Purchase and Lease.  In accordance with
                  -------------------------------------
and subject to the terms and conditions hereof, on the date of Closing (as hereinafter defined), Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property.

            1.2   Purchase Price.  The gross purchase price to be paid to
                  --------------
Seller for the Property (the "Purchase Price") shall be Nine Million Four Hundred Thousand Dollars ($9,400,000) (the "Purchase Price"), payable as follows:

            (a) Not later than three (3) business days after Seller's acceptance of this Agreement, Buyer shall deposit a sum equal to five percent of the Purchase Price into an escrow account maintained by Old Republic Title Company, Clayton, Missouri 63105 (the "Title Company"). The Title Company shall hold and disburse the deposit, together with accrued interest, in accordance with the terms of this Agreement.

            (b) On or before the Closing Date, Buyer shall purchase or cause to be purchased from Bankers Trust Company, the outstanding principal amount of The Industrial Development Authority of the City of Clayton, Missouri, Industrial Revenue Refunding Bonds, Series 1989 (Bailey Court Project) (the "Bonds"), at a purchase price equal to the principal amount of the Bonds plus interest accrued thereon to the Closing Date, and on the Closing Date, Buyer shall assume the obligations of the Borrower under the Bond documents, including the obligation of the Borrower to pay the Bonds. In connection with the assumption of the Bond obligations, the Buyer shall covenant to take no action that will cause the interest on the Bonds to be included in the federal gross income of any past holder of the Bonds.

            (c) Provided Closing occurs on or before December 1, 1998 in accordance with Section 1.5(b) hereof, then Buyer shall receive a credit at Closing in the amount of $47,000.00. (Said credit shall be due Buyer if Closing is scheduled to occur on or before December 1, 1998 in accordance with Section 1.5(b) hereof but occurs after such date as a result of delays caused by Seller.)

            (d) The Purchase Price, less the purchase price of the Bonds under Section 1.2(b) above and the $47,000 credit under Section 1.2(c) above, if applicable, shall be paid by Buyer at Closing, subject to credit for the deposit under subsection (a) above and subject to further adjustment as hereinafter provided and to all the terms and conditions herein contained, by wire transfer of immediately available U.S. funds to the account of the Title Company, for disbursement by the Title Company in accordance with the Closing Statement executed by the parties.

            1.3   Adjustments. The following items shall be credited and
                  -----------
adjusted, and the resulting calculation shall be an adjustment to the Purchase Price payable at Closing pursuant to Section 1.2 hereof (where appropriate, such adjustments shall be made on the basis of a year of 12 months, 30 days to the month), or if such adjustments or prorations shall not be finally determinable at Closing, then adjustments or prorations (and corresponding payments) between the parties shall be made at Closing based on the good faith estimates of the parties and, except as otherwise expressly specified below in this Section 1.3, further reconciliation and payment shall be made as soon as precise figures become available for computation of the same. For purposes of calculating the adjustments and prorations, except as otherwise expressly specified below in this Section 1.3, Buyer shall be deemed to hold title to and to be in possession of the Property and, therefore, in receipt of the income and avails of the Property and responsible for the expenses thereof for the entire day upon which the Closing occurs, and the adjustments and prorations for income and expenses shall be based on the actual number of days involved in the relevant period.

                  (a) General property taxes (state, county, municipal, school, fire district, and other local real estate taxes and personal property taxes) for calendar year 1998 up to the date of Closing (based upon the latest available tax bills and assessment information for the preceding tax fiscal year) shall be charged to Seller; and Buyer shall assume all liability for such current taxes subsequent to Closing and for future tax years.

                  (b) Special taxes or assessments, if any, upon the Property assessed or becoming a lien prior to the date of Closing, including deferred payments or installment payments therefor payable after the date of Closing (all of which shall be deemed due and payable in full as of Closing), said taxes and installments to be prorated at Closing.

                  (c) Except for charges for utilities metered or charged directly to, and payable directly by, tenants of the Property, fuel, electricity, water, sewer, gas, telephone and other utility charges (based upon meter readings on the day prior to the date of Closing, wherever possible) accruing prior to the date of Closing shall be charged to Seller; and Buyer shall assume all liability for such utility payments (except such metered utility charges which Seller shall cause to be read on the day prior to the date of Closing and billed to Seller, which Seller shall agree to pay and discharge after Closing). Buyer shall be charged with any prepaid charges (as to the portion of such charges attributable to the period on and after the date of Closing) and assigned deposits, and Seller shall be charged with any accrued but unpaid, past due or delinquent charges (as to the portion of such charges attributable to the period prior to the date of Closing).

                  (d) Seller's insurance policies on the Property shall not be assumed by Buyer, but shall be canceled effective as of the transfer of possession of the Property (pursuant to Section 1.4 hereof) on the date of Closing.

                  (e) Amounts accrued prior to the date of Closing but unpaid, past due and/or delinquent as of Closing under the Contracts assumed by Buyer shall be charged to Seller. Seller shall collect any unpaid amounts with the full cooperation of Buyer. Any amounts prepaid by Seller under such Contracts and attributable to the period on and after the date of Closing and deposits, if any, under such Contracts being assigned to Buyer shall be charged to Buyer.

                  (f) Security deposits (the full amount thereof, if any, being retained by Seller), and prepaid rentals (including, but not limited to, rentals payable in respect of the month during which Closing shall occur for the portion of the month subsequent to Closing), common area maintenance (CAM) charges, tax charges, and all other incidental expenses and charges paid by tenants under the Leases or otherwise relating to the leasing and operation of the Property shall be charged to Seller (as to the portion of such prepaid rentals, charges and expenses attributable to the period subsequent to Closing) as a credit against the Purchase Price. Buyer shall be charged with and Seller shall receive credit for all rent and additional rent accruing prior to the date of Closing, including rent and additional rent payable in arrears and unpaid as of the date of Closing or payable in advance but unpaid as of the date of Closing, and Buyer shall assume responsibility for collecting same after Closing.

            In addition, certain costs incidental hereto and to the transactions contemplated hereby shall be borne such that at (or prior to) Closing, Buyer shall pay all survey costs, all recording fees, all title commitment and title insurance premiums, all costs of Buyer's due diligence, and all costs and charges associated with Buyer's assumption and/or purchase of the Bonds. At (or prior to) Closing, Buyer shall also pay one-half the escrow and closing fees, if any, charged by the Title Company, and Seller shall pay the remaining one-half. At Closing, Buyer shall pay the recording charges attributable to the recordation of the Special Warranty Deed and the recording or filing of any documents of assumption in connection with Buyer's assumption of the Obligations and/or purchase of the Bonds, and Seller shall pay the recording charges for the recordation and filing of all deed of trust releases and UCC termination statements, if any. Except as expressly provided in this Section 1.3 or as expressly provided elsewhere in this Agreement, Buyer and Seller shall pay their own respective costs and expenses, including attorneys' fees, incidental to this Agreement and the transactions contemplated hereby.

            The covenants and agreements contained in this Section 1.3 with respect to adjustments and prorations, assumptions of liabilities, post-closing payments and remittances, and closing costs shall survive Closing.

            1.4   Possession.  Buyer shall have possession of the Property,
                  ----------
subject to the Leases, upon Closing.

            1.5   Closing.  The closing (herein referred to as the "Closing")
                  -------
of the transactions contemplated hereby shall occur at 10:00 a.m. on either of the following dates (or on such earlier date as the parties may agree):
(a) December 15, 1998, provided Buyer has terminated the Due Diligence Period and satisfied or waived all Closing conditions pursuant thereto on or before November 25, 1998, or (b) December 1, 1998, provided Buyer has terminated the Due Diligence Period and satisfied or waived all Closing conditions pursuant thereto on or before November 16, 1998. Closing shall take place at the offices of the Title Company or such other location as the parties may agree. Buyer's obligation to close the purchase of the Property shall be subject to Buyer's satisfaction or waiver of each of the conditions to Closing set forth in Sections 4.1.

            1.6   Documents at Closing.
                  --------------------

                  (a) On the date of Closing, Seller shall execute and deliver or cause to be executed and delivered to the Title Company, to be held in escrow and delivered to Buyer at Closing, the following documents:

                        (i) A certificate signed by Seller, to which are attached updated schedule of the Leases in the form of an updated Rent Roll and the Contracts assumed by Buyer, certifying that the same, as updated as of Closing to reflect changes since the date of this Agreement, are complete, true and correct.

                        (ii) Special Warranty Deed, transferring and conveying to Buyer title to the Real Property, subject to the lien of general real estate taxes for the current tax fiscal year (to the extent not yet delinquent) and thereafter, the lien of special assessments becoming a lien or payable after the date of this Agreement, the Leases and those other exceptions approved by Buyer pursuant to Section 4.1(a) hereof, which Special Warranty Deed shall be in the form of Exhibit D attached hereto and
                                         ---------
            incorporated herein by reference.

                        (iii) An affidavit from Seller affirming that Seller
            is not a foreign person under the Foreign Investment in Real Property Tax Act of 1980, as amended, and that no taxes or withholding shall be assessed or applied to Buyer in connection with the Closing and the transactions contemplated hereby.

                        (iv) A certificate signed by Seller certifying to the best of Seller's knowledge that the information contained in the estoppel forms not provided by any tenant under a Lease is true, accurate and complete, as of the date of Closing.

                        (v) A certificate of corporate good standing, resolutions authorizing the purchase and sale of the Property, as required by the Title Company, and the standard-form owner's/seller's affidavit and indemnity against mechanics liens and against parties in possession other than tenants (and subtenants) under the Leases as may be required by the Title Company, in form reasonably satisfactory to Seller, in order to issue the owner's policy of title insurance as specified in
            Section 4.1(b) hereof.

                  (b) On (or prior to) the date of Closing, Seller shall deliver or cause to be delivered to Buyer, or made available to Buyer at the Property Manager's office, the following:

                        (i) Books and records pertaining to operation and management of the Property (or duplicate copies thereof) in the possession or control of the Property Manager.

                        (ii) To the extent in the possession or control of the Property Manager, plans, specifications, and engineering and/or architectural drawings of the improvements and systems of the Property or any part of the Property (or duplicate copies thereof).

                        (iii) Leases affecting the Property as of Closing,
            together with tenant correspondence relating to the Leases (or duplicate copies thereof).

                        (iv) Contracts affecting the Property as of Closing and assumed by Buyer.

                        (v) Evidence of termination of the Management Contract affecting the Property, executed by the parties thereto, accompanied by evidence of waiver of any lien rights or claims thereunder by the Property Manager.

                  The items described in Section (b)(i) through (iv) above are sometimes hereinafter referred to as the "Property Documents." Seller shall cause all Property Documents to be made available to for Buyer's review and inspection not later than five (5) business days after the execution and delivery of this Agreement.

                  (c) On the date of Closing, Buyer and Seller shall execute and deliver to the Title Company, to be held in escrow delivered to the other party at Closing, counterpart originals of the following:

                        (i) Bill of Sale and Assignment, transferring and conveying to Buyer the interest of Seller in and to any personal property owned by Seller and used in connection with the operation of the Property, which Bill of Sale and Assignment shall be in the form of Exhibit E attached hereto and
                                    ---------
            incorporated herein by reference.

                        (ii) Assignment and Assumption of Tenant Leases, transferring and conveying to Buyer the interest of Seller in and to the Leases, which Assignment and Assumption of Tenant Leases shall be in the form of Exhibit F attached hereto and
                                    ---------
            incorporated herein by reference.

                        (iii) Assignment and Assumption of Contracts,
            transferring and conveying to Buyer the interest of Seller in and to the Contracts to be assumed by Buyer, which Assignment and Assumption of Contracts shall be in the form of Exhibit G
                                                            ---------
            attached hereto and incorporated herein by reference.

                        (iv) Closing Statement setting forth the Purchase Price and adjustments and prorations to be made hereunder as of the date of Closing pursuant to the terms of Section 1.3 hereof (and containing such information as may be required by Section 1.3).

                        (v) Notice letters to the tenants under the Leases still outstanding as of Closing, indicating the consummation of the transactions contemplated by this Agreement, and instructing such tenants that all future payments under the Leases shall be made to Buyer.

                  (d) On the date of Closing, Buyer shall execute and deliver to Seller and Bankers Trust Company a Closing certificate containing the covenant described in Section 1.2(b) hereof.


                                  ARTICLE II
                                  ----------

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

            Seller makes the following representations and warranties as of the date of this Agreement. The representations and warranties set forth in this Article II shall survive the Closing of the transactions contemplated hereby for a period of six (6) months.

            2.1.  Authority of seller.  With respect to Seller and its
                  -------------------
business, Seller represents and warrants that:

                  (a) Seller is a corporation duly organized and validly existing under the laws of the State of New York and in good standing under the laws of the State of Missouri.

                  (b) Seller has all necessary power and authority to own, use and transfer the Property, and has full power and authority to enter into this Agreement, to execute and deliver the documents required of Seller herein, and to perform its obligations hereunder.

                  (c) Seller is duly authorized to execute and deliver and perform this Agreement and all documents and instruments and transactions contemplated hereby or incidental hereto and this Agreement has been, and all documents to be executed and delivered by Seller hereunder when executed and delivered will have been, duly executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller.

                  (d) The execution and delivery of this Agreement and the other documents to be executed and delivered by Seller and the performance by Seller of its obligations hereunder and thereunder do not require any consent or approval of any public or private authority which has not already been obtained, and will not result in the violation of, or conflict with, any material agreement to which Seller is a party or by which Seller is bound.

            2.2   Leases.  The copy of the Rent Roll attached hereto as
                  ------
Exhibit B is true, accurate and complete in all material respects. No notices of material default sent to any tenant under the Leases are outstanding except as noted on the Rent Roll attached hereto as Exhibit B. Seller has the sole right to collect the rents under the Leases, and neither such right nor any of the Leases is presently assigned, pledged, hypothecated or otherwise encumbered by Seller such that the assignment or encumbrance will not be discharged as of the Closing).

            2.3   Litigation.  Seller is not a party to any pending
                  ----------
litigation affecting the Property or any portion thereof in any material respect, including, without limitation, any Leases or Contracts.

            2.4   Notice of Condemnation.  Seller has not received any
                  ----------------------
written notice of any pending condemnation proceedings affecting the Property or any portion thereof.

            2.5   Notice of Violation of Laws.  Seller has not received any
                  ---------------------------
written notice from any governmental agency with respect to any actual or alleged violation of any building code, zoning regulation or environmental laws on the Property or any portion thereof.

            2.6   FIRPTA.  Seller is not a "foreign person" within the
                  ------
meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

            2.7   Commissions.  With the exception of Greystone Partners,
                  -----------
Seller has dealt with no broker, finder or other person in connection with the offering, sale or negotiation of the sale of the Property in any manner that might give rise to any claim for commission against Buyer or any lien against the Property. Seller agrees to pay any and all commissions due Greystone Partners in connection with the sale of the Property.

            2.8   AS-IS SALE.  THE PROPERTY IS BEING SOLD IN "AS IS"
                  ----------
CONDITION, AND WITH ALL FAULTS. SELLER MAKES NO REPRESENTATION OR WARRANTY REGARDING THE CONDITION OF THE PROPERTY, THE SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USES OR THE COMPLIANCE OF THE PROPERTY WITH ANY APPLICABLE LAW, REGULATION OR ORDINANCE. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OTHER THAN SUCH AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY CLOSING CERTIFICATE PROVIDED BY SELLER. ALL REPRESENTATIONS AND WARRANTIES MADE BY SELLER HEREIN AND IN ANY CLOSING CERTIFICATE PROVIDED BY SELLER ARE MADE TO THE BEST KNOWLEDGE OF GREGORY D. SPOSITO, AND WITHOUT THE BENEFIT OF ANY INDEPENDENT INVESTIGATION, INSPECTION, EVALUATION OR INQUIRY HAVING BEEN CONDUCTED BY HIM OR ANY OTHER EMPLOYEE, AGENT, CONTRACTOR OR CONSULTANT OF OR TO SELLER. KNOWLEDGE OF SELLER'S EMPLOYEES, AGENTS, CONTRACTORS AND CONSULTANTS SHALL NOT BE IMPUTED TO SELLER OR TO GREGORY D. SPOSITO. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY CLOSING CERTIFICATE PROVIDED BY SELLER, SELLER MAKES NO REPRESENTATION OR WARRANTY AND DISCLAIMS ALL RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF ANY INFORMATION REGARDING THE PROPERTY PROVIDED TO OR REVIEWED BY BUYER.

            2.9 Seller shall cause Bankers Trust Company to sell the Bonds to Buyer or Buyer's designee as contemplated in and subject to the requirements of Section 1.2 hereof.


                                  ARTICLE III
                                  -----------

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

            In order to induce Seller to sell the Property, Buyer makes the following representations and warranties as of the date of this Agreement. The representations and warranties set forth in this Article III shall survive the Closing of the transactions contemplated hereby for a period of six (6) months.

            3.1   Authority of Buyer.  With respect to Buyer and its
                  ------------------
business, Buyer represents and warrants that:

                  (a) Buyer is a corporation, organized, validly existing and in good standing under the laws of the State of Missouri.

                  (b) Buyer has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents and instruments required of Buyer herein, and to perform its obligations hereunder.

                  (c) Buyer is duly authorized to execute and deliver and perform this Agreement and all documents and instruments and transactions contemplated hereby or incidental hereto and, with such approval, this Agreement, and all documents to be executed and delivered by Buyer hereunder when executed and delivered will have been, duly executed and delivered by Buyer and will constitute the legal, valid and binding obligation of Buyer.

                  (d) The execution and delivery of this Agreement and the other documents to be executed and delivered by Buyer and the performance by Buyer of its obligations hereunder and thereunder do not require any consent or approval of any public or private authority which has not already been obtained, and will not result in the violation of, or conflict with, any material agreement to which Buyer is a party or by which Buyer is bound.

            3.2   Commissions.  Buyer has dealt with no broker, finder or any
                  -----------
other person in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller other than Greystone Partners.

            3.3.  AS IS SALE.  BUYER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY
                  ----------
SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING CERTIFICATE PROVIDED BY SELLER, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES REGARDING THE CONDITION OR SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USES, OR OTHERWISE, OR THE COMPLIANCE OF THE PROPERTY WITH ANY APPLICABLE LAW, REGULATION OR ORDINANCE. BUYER CONFIRMS THAT BUYER IS AN EXPERIENCED AND SOPHISTICATED OWNER OF COMMERCIAL REAL ESTATE, IS BEING PROVIDED AMPLE OPPORTUNITY TO INSPECT, TEST, INVESTIGATE AND EVALUATE ALL MATTERS OF CONCERN TO BUYER IN CONNECTION WITH THE PROPERTY, AND IS RELYING SOLELY ON ITS OWN INSPECTIONS, TESTS, INVESTIGATIONS AND EVALUATIONS IN MAKING SUCH DETERMINATIONS.


                                  ARTICLE IV
                                  ----------

                     CONDITIONS TO THE BUYER'S OBLIGATIONS
                     -------------------------------------

            4.1   Conditions. The obligations of Buyer to consummate the
                  ----------
transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions (subject to the right of Buyer to waive any one or more of such conditions) on or before the date specified in each case for such satisfaction:

            (a) On or before November 25, 1998, Buyer shall have obtained and approved, as satisfactory to Buyer in its sole discretion, such title reports, surveys, inspection reports and other evaluations of the Property as may be conducted or performed by Buyer, the Property Documents delivered by Seller pursuant to Section 1.6(b) and any other information obtained by or provided to Buyer. Buyer's due diligence shall further cover all matters regarding the suitability of the Property and compliance of the Property with applicable laws, regulations and ordinances. The period established for Buyer's due diligence, ending not later than November 25, 1998, is hereinafter referred to as the "Due Diligence Period." Buyer shall promptly provide Seller with copies of every title commitment, survey, report, test or evaluation received by Buyer in connection with Buyer's due diligence conducted in respect of the Property.

            (b) Buyer shall be able to obtain at Closing, upon payment of the premium and costs therefor, an owner's policy of title insurance from the Title Company in the amount of the Purchase Price, insuring the title in and to the Property in accordance with the commitment for an owner's policy of title insurance to be obtained by Buyer pursuant to subsection (a) of this Section 4.1, with exception only for easements, covenants, restrictions and conditions of record approved by Buyer during the Due Diligence Period, the Bond documents encumbering the Property, as modified or replaced in connection with Buyer's assumption of the Bonds, and the lien of taxes and assessments (to be shown on the policy as "none now due and payable").

            (c) Buyer shall have been provided by Seller, at or prior to Closing, estoppel certificates dated within forty-five (45) days prior to Closing from the tenants under all of the Leases substantially in the form set forth on Exhibit H attached hereto and incorporated herein by
                   ---------
      reference (modified, as may be necessary, to reflect the circumstances applicable to the respective tenancies, but consistent in all material respects with the Rent Roll and other representations made by Seller hereunder and in Seller's Closing Certificate), or, in lieu of an estoppel certificate from a particular tenant, the Certificate of Seller described in Section 1.6(a)(iv) as to such tenant. The estoppel certificate requirement also shall be satisfied as to the General Services Administration of the U.S. Government by delivery of the GSA's standard "Statement of Lease" in respect of the Property, conforming substantially with the Statement of Lease attached hereto as Exhibit H-1.
                                                     -----------

            (d) Buyer shall have satisfied itself within the Due Diligence Period that Buyer can remarket the Bonds on terms acceptable to Buyer.

      Buyer may terminate this Agreement at any time during the Due Diligence Period by delivery of written notice to Seller, in which event the deposit shall be returned to Buyer.

                                   ARTICLE V
                                   ---------

                              COVENANTS OF SELLER
                              -------------------

            Seller covenants and agrees as follows:

            5.1   Operation and Maintenance. Seller shall, from and after the
                  -------------------------
date of this Agreement and until Closing, continue to operate the Property in the ordinary course of business consistent with the present business and operations thereof, and in compliance with all Leases, Contracts, laws and restrictions affecting the Property, and Seller shall continue to maintain the buildings and improvements that constitute the Property in good condition and repair. Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no obligation to alter or improve the Property or to make, or to pay or contribute to the costs of making, any repairs or replacements of a capital nature, as determined by Seller in Seller's sole discretion.

            5.2   Access and Information.  Seller will, from and after the
                  ----------------------
date of this Agreement and until expiration of the Due Diligence Period, permit Buyer the following access and provide Buyer the following information:

                  (a) Seller shall allow Buyer, its employees, agents, contractors and consultants reasonable access to the Property for the purpose of conducting Buyer's due diligence; provided, however, that Buyer shall use reasonably diligent efforts to minimize any disruption to any tenant's business being conducted on the Property, and provided further that Buyer shall indemnify and hold Seller harmless from and against any loss, cost, damage, claim, demand or expense (including reasonable attorneys' fees) resulting from any damage to property or death or injury caused by Buyer, its employees, agents, contractors or invitees.

                  (b) Seller shall, within five (5) business days after the date hereof, make available to Buyer for inspection at the Property Manager's office all Property Documents described or referenced in the last paragraph of Section 1.6(b), it being understood that in the event Closing does not occur, such documents shall be returned to Seller.

            5.3   Insurance.  Seller will, from and after the date of this
                  ---------
Agreement and until the transfer of possession of the Property as set forth in Section 1.4 hereof on the date of Closing, cause the Property to continue to be insured against all ordinary and insurable risks in accordance with its current insurance program.

                                  ARTICLE VI
                                  ----------

                            CASUALTY; CONDEMNATION
                            ----------------------

            6.1   Casualty.  In the event of the damage or destruction of all
                  --------
or any part of the Property prior to Closing in the amount of more than $500,000, Buyer may, at its option, exercisable only by written notice to Seller within ten (10) days after Buyer receives notice of the applicable damage or destruction, either (i) terminate this Agreement, whereupon neither party will have any further obligations hereunder, or (ii) continue under this Agreement, whereupon Seller will assign to Buyer its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction, less such portion thereof as shall first be expended by or reimbursed to Seller for the costs of any restoration work incurred by Seller prior to Closing. In the event Buyer fails to deliver timely notice of Buyer's election under this Section 6.1, the Agreement shall automatically terminate.

            6.2   Condemnation.  In the event of the taking of all or any
                  ------------
part of the Property prior to Closing, by eminent domain or condemnation, then Buyer may, at its option, exercisable only by written notice to Seller within ten (10) days after Buyer receives notice of the pending taking, either (i) terminate this Agreement, whereupon neither party shall have any further obligation hereunder, or (ii) continue under this Agreement, whereupon at Closing Seller will assign to Buyer all its interest in and to any award and proceeds thereof payable as a result of such taking, less such portion thereof as shall first be expended by or reimbursed to Seller for the costs of any restoration work incurred by Seller prior to Closing. In the event Buyer fails to deliver timely notice of Buyer's election under this
Section 6.2, the Agreement shall automatically terminate.

                                  ARTICLE VII
                                  -----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

            7.1   Binding Agreement.  This Agreement shall be binding on and
                  -----------------
shall inure to the benefit of the parties named herein and to their respective heirs, administrators, executors, personal representatives, successors and assigns.

            7.2   Assignment.  Buyer shall have the right to assign its
                  ----------
interest in this Agreement to any party with the prior written consent of Seller, which consent shall not be unreasonably withheld, provided that no such assignment shall release Buyer from any liability or obligation under this Agreement.

            7.3   Notices.  All notices, requests, demands and other
                  -------
communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by U.S. mail, postage prepaid, and addressed as set forth below, or by facsimile transmission, to the facsimile numbers provided below; provided an original of such notice is deposited in the U.S. mail or delivered by overnight courier as set forth above on the next business day:

            (a)   If to Buyer:
                  Tower Properties Company
                  911 Main Street, Suite 100
                  Kansas City, Missouri 64105

                  With copies to:

                  Richard M. Erickson
                  911 Main Street, Suite 2700
                  Kansas City, Missouri 64105

            (b)   If to Seller:

                  Blackwood Properties Corporation
                  c/o Bankers Trust Company
                  130 Liberty Street, MS 2252
                  New York, New York 10006
                  Attention:  Gregory D. Sposito
                  Facsimile:  (212) 669-0743

                  With copies to:

                  Bryan Cave LLP
                  One Metropolitan Square
                  St. Louis, Missouri 63102
                  Attention:  Steven D. Korenblat
                  Facsimile:  (314) 259-2020

                  Greystone Partners
                  100 S. Brentwood
                  Clayton, Missouri 63105
                  Attention:  Jeffrey Hebrank
                  Facsimile:  (314) 862-5271

            Any party may change the address to which notices are to be addressed or the facsimile number to which notices are being delivered by facsimile by giving the other parties notice in the manner herein set forth.

            7.4   Nature of Representations and Warranties.  The
                  ----------------------------------------
representations and warranties contained herein shall survive the Closing for a period of six (6) months.

            7.5   Governing Law.  This Agreement shall be construed and
                  -------------
interpreted according to the laws of the State of Missouri.

            7.6   Time of the Essence.  Time is of the essence with respect
                  -------------------
to each and every provision of this Agreement.

            7.7   Performance on Business Days.  If any date for the
                  ----------------------------
occurrence of an event or act under this Agreement falls on a Saturday or Sunday or legal holiday in the State of Missouri, then the time for the occurrence of such event or act shall be extended to the next succeeding business day.

            7.8   Entire Agreement.  This Agreement, together with all the
                  ----------------
Exhibits attached hereto and incorporated by reference herein, constitutes the entire undertaking between the parties hereto, and supersedes any and all prior agreements, arrangements and understandings between the parties.

            7.9   Remedies on Default.  In the event of a failure to close by
                  -------------------
Buyer as a result of a default by Buyer under this Agreement, Seller shall have the right to retain the deposit made pursuant to Section 1.2 hereof as liquidated damages and as Seller's sole and exclusive remedy, Seller's actual damages being impossible to ascertain. In the event of a failure to close by Seller as a result of a default by Seller under this Agreement, Buyer shall have the right either to enforce this Agreement by means of the remedy of specific performance and to recover its attorneys' fees in connection with such enforcement action or to terminate this Agreement and to recover the deposit and Buyer's remaining actual, verifiable and reasonable out-of-pocket costs and expenses incurred in connection with Buyer's due diligence under Section 4.1 hereof, including survey, title, engineering and legal costs and expenses.

            7.10  Counterparts.  This Agreement be executed in counterparts,
                  ------------
each of which shall constitute an original.

            7.11  Facsimile Delivery.  Delivery of executed copies of this
                  ------------------
Agreement by facsimile shall constitute valid and binding delivery of this Agreement. Any party executing this Agreement and delivering executed copies of this Agreement by facsimile shall concurrently send an original executed Agreement to the other party, but failure to do so shall not affect the validity of the facsimile copy.

            7.12  Prevailing Party to Recover Fees and Costs.  The prevailing
                  ------------------------------------------
party in any litigation commenced to enforce or construe this Agreement or in connection with the transactions contemplated hereby shall have the right to recover reasonable attorneys' fees and expenses from the non-prevailing party, as determined by the court.

            7.13  Waiver of Trial By Jury.  To the fullest extent permitted
                  -----------------------
by law, each party hereby waives the right to trial by jury of any action instituted in any court in connection with this Agreement or the transactions contemplated hereby, including, without limitation, any action commenced to rescind, set aside or reform this Agreement.

            7.14  Exchange.  Buyer desires to exchange other property of like
                  --------
kind and qualifying use within the meaning of section 1031 of the Internal Revenue Code of 1986, as amended and the Regulations promulgated thereunder, for fee title to the Property. Buyer expressly reserves the right to assign its rights, but not its obligations hereunder to a Qualified Intermediary as provided in IRC Reg. 1.1031(k)-1(g)(4) on or before Closing, provided that Seller shall incur no additional expense or undertake any additional liability by reason hereof and that Closing shall occur in accordance with the terms and conditions of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

      SELLER:                 BLACKWOOD PROPERTIES CORPORATION


                              By:
                                 --------------------------------------
                              Name:  Gregory D. Sposito
                              Title:  Vice President



      BUYER:
                              -----------------------------------------



                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                   EXHIBIT A

                            DESCRIPTION OF THE LAND

Lots 5, 6 and 7 in Block 5 of the Town (now City) of Clayton, according to the plat thereof recorded in Plat Book 1 page 11 (now 7) of the St. Louis County Records.

                                   EXHIBIT B

                                               UNITED MISSOURI BANK BUILDING

                                                         Rent Roll
                                                  as of October 25, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                             Lease                                                  Escalation
                                           Sq.         ------------------      Monthly         Yearly       Per        Base
       Tenant              Suite #         Ft.           From       To          Rent            Rent       Sq. Ft.     Year
------------------------------------------------------------------------------------------------------------------------------
United Missouri Bank         100          2,665        12/01/95  11/30/05    $ 7,845.79    $   94,149.48    35.33         1990


J. Michael-Patrick           200          4,477<F1>     9/12/97   9/11/02    $ 8,394.38    $  100,732.50    22.50         1998

DEA                     300, 400, 500    34,183<F3>     9/01/98   8/31/04    $58,021.33    $  698,255.96    20.37    1987/1996

Norwest                      800         13,777         1/01/98  12/31/02    $25,257.83    $  303,094.00    22.00         1998
------------------------------------------------------------------------------------------------------------------------------

Gross Potential                          55,102<F2>                          $99,519.33    $1,194,231.94    22.72
------------------------------------------------------------------------------------------------------------------------------

Less:  Vacant Space                           0

Total Leased                             55,102<F2>
------------------------------------------------------------------------------------------------------------------------------

Percentage Leased                           100%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Adjustment             Total Rent          Per
       Tenant                  Est. 1998               + ESC           Sq. Ft.
------------------------------------------------------------------------------
United Missouri Bank     $ 6,024.00 Electric       $  105,045.00        39.42
                         $ 1,872.00 Escalation
                         $ 3,000.00 Kitchen
J. Michael-Patrick                0                $  100,732.50        22.50

DEA                      $27,874.42 Taxes          $  727,170.00        21.27
                         $ 3,039.48 Escalation

Norwest                           0                $  303,094.00        22.00
------------------------------------------------------------------------------

Gross Potential          $41,809.00                $1,236,041.00        22.43
------------------------------------------------------------------------------

Less:  Vacant Space

Total Leased
------------------------------------------------------------------------------

Percentage Leased
------------------------------------------------------------------------------


<F1> Does not include the 251 sq. ft. of 2nd floor lobby space not charged to J. Michael-Patrick.

<F2> Actual rentable is 55,385 sq. ft.

<F3> OSA lease shows 31,648 sq. ft. with a building rentable of 51,182 sq. ft.
     34,183 is the actual square footage.


                         UNITED MISSOURI BANK BUILDING
                         List of License Agreements For
                          Miscellaneous Income Sources
                          ----------------------------

Portabella           Restaurant using trash           Month-to-month
                     dumpster in rear of building     (30 day written notice to terminate)

Taco Bell            Restaurant using trash           Month-to-month
                     dumpster in rear of building     (30 day written notice to terminate)

UPS Letter Box       Package Drop                     Month-to-month
                                                      (30 day written notice to terminate)


                                   EXHIBIT C

                                 UNITED MISSOURI BANK BUILDING
                                   List of Service Contracts
                                   -------------------------


Contractor                        Type of Service               Time Frame
----------------------------------------------------------------------------------------------------
Eagle Energy, Inc.                Energy Management             March 1, 1998 - February 28, 1999
                                                                (30 day written notice to terminate)

Dover Elevator Co.                Elevators                     January 31, 1996 - January 31, 2001
                                                                (90 day written notice to terminate)

Boldt Brothers Building
 Maintenance                      Janitorial Services           June 6, 1996 - automatic renewal
                                                                (30 day written notice to terminate)

Interface                         Fire Alarms                   February 28, 1998 -
                                                                (30 day written notice to terminate)

Aspen Waste Systems               Trash Removal                 October 13, 1997 -
                                                                (30 day written notice to terminate)

Tropical Decor                    Plant Services (Interior)     March 10, 1998 - March 9, 1999
                                                                (30 day written notice to terminate)

Top Care, Inc.                    Plant Services (Exterior)     February 1, 1998 - January 31, 1999
                                                                (30 day written notice to terminate)

St. Louis Trane                   Mechanical Maintenance        March 1, 1998 - February 28, 1999
                                                                (30 day written notice to terminate)

Harris Consulting Engineers       Monitor Electric Usage        August 1, 1998 - July 31, 1999
                                                                (30 day written notice to terminate)

Advanced Fire Protection, Inc.    Service/Monitor Building      July 1, 1998 - July 31, 1999
                                  Sprinklers                    (30 day written notice to terminate)

Greystone Partners, Inc.          Building Management/          January 9, 1997 - January 8, 1999
                                  Leasing Services              (Cancellable upon sale or 30 day
                                                                notice)


                                   EXHIBIT D

                             SPECIAL WARRANTY DEED

            THIS DEED, made and delivered this --- day of ----------, 1998, between BLACKWOOD PROPERTIES CORPORATION, a ---------- corporation having an address at --------------------------- ("Grantor"), and
----------------------------, a ----------- -------------- having an address at ------------------------ ("Grantee");

                                  WITNESSETH:

            That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, does hereby Bargain and Sell, and Convey unto Grantee, its successors and assigns forever, the real property located in the City of Clayton, County of St. Louis, State of Missouri described on Exhibit A attached hereto and made a part hereof, together with all improvements thereon and all privileges, tenements, appurtenances and hereditaments thereto;

            Subject only to the lien of general real estate taxes for the current tax fiscal year and subsequent tax fiscal years, the lien of any special assessments, and those other exceptions set forth on Exhibit B attached hereto and made a part hereof.

            The benefits and obligations hereunder shall inure to and be binding upon the successors and assigns of the respective parties hereto, and Grantor does hereby warrant title to the said real property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but none other.

            IN WITNESS WHEREOF, the undersigned has duly affixed its hand on the date stated above.

                              GRANTOR:

                              BLACKWOOD PROPERTIES CORPORATION



                              By: --------------------------------
                              Name:
                              Title:

STATE OF MISSOURI          )
                           )  ss.
--------- OF ST. LOUIS     )

            On this --- day of ------------, 1998, before me appeared -------------------------------, to me personally known, who, being by me duly sworn did say that he is the ------------------ of Blackwood Properties Corporation, a ------------ corporation, and that said instrument was signed in behalf of said corporation by authority of its board of directors, and said ----------------------------- acknowledged said instrument to be the free act and deed of said corporation.

            IN WITNESS WHEREOF I have set my hand and affixed my official seal in the --------- and State aforesaid, the day and year first above written.



                                             ---------------------------
                                             Notary Public

My commission expires:---------------

                                   EXHIBIT E

                          BILL OF SALE AND ASSIGNMENT

            KNOW ALL MEN BY THESE PRESENTS, that BLACKWOOD PROPERTIES CORPORATION ("Seller"), having an address at -----------------------------, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does by these presents BARGAIN and SELL, unto ----------------------, a -------- -------- ("Buyer"), having an address at
-----------------------, all interest of Seller, if any, in and to the personal property described more fully on Exhibit A attached hereto and made a part hereof.

            IN WITNESS WHEREOF, the undersigned have duly hereunto set their hands on this ---- day of ------------, 1998.

                              ASSIGNOR:

                              BLACKWOOD PROPERTIES CORPORATION



                              By:---------------------------
                              Name:
                              Title:

                              ASSIGNEE:

                              ------------------------------


                              By:---------------------------
                              Name:
                              Title:

                                   EXHIBIT F

                  ASSIGNMENT AND ASSUMPTION OF TENANT LEASES

            FOR VALUE RECEIVED, BLACKWOOD PROPERTIES CORPORATION, a --------- corporation ("Assignor"), hereby assigns, transfers and conveys unto ------------------------------------, a --------- ------------ ("Assignee"),
all right, title and interest of Assignor as landlord in, under and to all of the leases of space in the property located at 7911 Forsyth Boulevard, Clayton, Missouri, as more particularly described on Exhibit A attached hereto and made a part hereof (collectively, the "Leases"), the originals of each of said leases being delivered to Assignee herewith, together with all rights and obligations of Assignor as landlord with respect to the security deposits under the Leases, the same being credited to Assignee herewith.

            Assignee, by acceptance of this Assignment and the Leases, and in reliance upon each of the foregoing representations, warranties, covenants and certifications, hereby assumes and agrees to keep, observe and perform all of the covenants, conditions, terms and provisions under the Leases to be kept, observed and performed by the landlord thereunder from and after the date hereof, and agrees to indemnify and save Assignor harmless from and against any and all claims, demands, or liabilities arising under or in connection with the Leases and accruing from and after the date hereof.

            This Assignment shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

            Dated this ---  day of ----------, 1998.

                              ASSIGNOR:

                              BLACKWOOD PROPERTIES CORPORATION



                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                              ASSIGNEE:

                              ------------------------------------------


                              By:
                                 ---------------------------------------
                              Name:
                              Title:

[Attach Current Rent Roll as Exhibit A and Description of Property as Exhibit B]

                                   EXHIBIT G

                    ASSIGNMENT AND ASSUMPTION OF CONTRACTS

            FOR VALUE RECEIVED, BLACKWOOD PROPERTIES CORPORATION, a --------------- corporation ("Assignor"), hereby assigns, transfers and conveys unto ------------------------------, a ---------- ------------
("Assignee"), all right, title, interest, and obligation of Assignor in, to and under those service, supply, maintenance, leasing, management, and other agreements (the "Contracts") scheduled on Exhibit A attached hereto and made a part hereof.

            Assignee, by acceptance of this Assignment, assumes and agrees to keep, observe and perform all provisions of the Contracts to be kept, observed and performed by Assignor from and after the date hereof, and agrees to indemnify and save Assignor harmless from and against any and all claims, demands, or liabilities arising under the Contracts and accruing after the date hereof.

            This Assignment shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

            Dated and delivered as of this ------- day of -------, 1998.

                              ASSIGNOR:

                              BLACKWOOD PROPERTIES CORPORATION



                              By: --------------------------------
                              Name:
                              Title:

                              ASSIGNEE:

                              ------------------------------------



                              By:---------------------------------
                              Name:
                              Title:

                                   EXHIBIT H

                          LEASE ESTOPPEL CERTIFICATE

            The undersigned Tenant of the lease described below (the "Lease") understands that --------------------------------- ("Prospective Purchaser"),
may be acquiring from Blackwood Properties Corporation ("Owner"), the land and improvements located at 7911 Forsyth Boulevard, Clayton, Missouri (the "Property"). Terms capitalized herein and used in the Lease shall have the same meaning herein as defined in the Lease. Tenant hereby certifies to and for the benefit of Owner and Prospective Purchaser as follows:

Owner:         Blackwood Properties Corporation

Tenant:        ----------------------------

               Trade Name:-----------------

Address:       ----------------------------

Suite:         ----------------------------

               Floor Area:    --------- rsf

Lease Date:    ----------------------------

Term: --------  Commencement Date: ----------  Expiration Date: --------

Security Deposit:       $------------------

Annual Base Rent:       $------------------

Base Year:              -------------------

Monthly Expenses:       $------------------

Tenant further certifies as follows:

1. That the Lease commenced on the Commencement Date, and the Tenant is in full and complete possession of the premises demised under the Lease (the "Leased Premises") and has commenced full occupancy and use of the Leased Premises, such possession having been delivered to and having been accepted by the Tenant.

2. That Tenant's obligation to pay Annual Base Rent and Expenses has commenced, the Lease requires current monthly rent installments of 1/12th of the Annual Base Rent and the following Expenses (common area charges, taxes, etc., however characterized under the Lease):
 .
3. That no advance Annual Base Rent or other payment has been made in connection with the Lease, except Monthly Base Rent for the current month, there is no "free rent", tenant improvement contributions or other concession under the remaining term of the Lease and the rent has been paid to and including ------------, 19----, except as hereinafter noted:------------------------------------------------------------------
      ------------------------------------------------------------------------

4. That a security deposit in the amount set forth above and in the form of ---------- is being held by Owner, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

5. That all obligations and conditions under said Lease to be performed to date by Owner or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Leased Premises.

6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Owner or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has not been amended, modified, supplemented, extended, renewed or assigned, except as hereinafter noted.

7.    That the Lease provides for a term set forth above; the term of the
      Lease expires on the Expiration Date; and that except as specifically provided for in the Lease, Tenant has ---- option(s) to extend the term of the Lease remaining at a rent to be determined as follows:------------
      -------------------------------------------------------------------------

8. That Owner has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has Owner provided financing for, made loans or advances to, or invested in the business of Tenant.

9.    That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof, other than:-----------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

10. That this certification is made knowing that Owner and Prospective Purchaser are relying upon the representations herein made.

Tenant:

      By:---------------------------------
      Print Name:-------------------------
      Title:------------------------------

Date:-------------------, 199--

                                  EXHIBIT H-1

                            GSA STATEMENT OF LEASE

                                    28